WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

Effective January 22, 2024, the information below replaces similar disclosure in the Prospectus under “William Blair Emerging Markets ex China Growth Fund – Summary – Management.”

Portfolio Managers. Todd M. McClone and Vivian Lin Thurston, Partners of the Adviser, co-manage the Fund. Mr. McClone and Ms. Lin Thurston have each co-managed the Fund since its inception in 2022.

Effective January 22, 2024, corresponding changes are made under “Management of the Funds – Portfolio Management.”

Dated: January 22, 2024

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.